Exhibit 99.1

Zymeworks and ALX Oncology Announce Clinical Collaboration Evaluating Zanidatamab with the CD47 Blocker ALX148 in Patients with Advanced HER2-Expressing Breast Cancer

Vancouver, Canada and Burlingame, California (November 16, 2020) – Zymeworks Inc. (NYSE: ZYME), a clinical-stage biopharmaceutical company developing multifunctional biotherapeutics, and ALX Oncology Holdings Inc. (NASDAQ: ALXO), a clinical-stage immuno-oncology company developing therapies that block the CD47 checkpoint pathway, today announced they have entered into a clinical collaboration to evaluate the combination of Zymeworks’ zanidatamab (formerly ZW25), a HER2-targeted bispecific antibody, and ALX148, a next-generation CD47 blocker, for the treatment of patients with advanced HER2-expressing breast cancer and other solid tumors.

Under the terms of the agreement, Zymeworks will conduct an open label, multi-center Phase 1b study to assess the safety and efficacy of the combination of zanidatamab and ALX148 in a two-part study. The first part of the trial will evaluate the safety of the combination treatment. The second part of the trial will evaluate the safety, tolerability and anti-tumor activity of the combination in separate cohorts of subjects with HER2-positive breast cancer, HER2-low breast cancer, and non-breast HER2-expressing solid tumors.

“In addition to broad anti-tumor activity, zanidatamab’s safety profile supports combination approaches with other therapeutics,” said Diana Hausman, M.D., Chief Medical Officer at Zymeworks. “Our collaboration with ALX Oncology and their CD47 blocker, ALX148, has the potential to further expand the opportunity for zanidatamab to provide benefit to a broader population of patients, including those with advanced HER2-expressing breast cancer.”

Zanidatamab is designed to have multiple mechanisms of action, including immune clearance of HER2-expressing tumor cells by macrophages through antibody-dependent cellular phagocytosis (ADCP). CD47 is a “don’t eat me” signal that acts as a checkpoint inhibitor to macrophages. Cancer cells that express CD47 are resistant to immune clearance even when targeted with therapeutic antibodies. Treatment with zanidatamab plus ALX148 has the potential to increase the immune clearance of HER2-expressing cancer cells by combining a biparatopic antibody capable of binding at higher density than monospecific antibodies with a molecule that blocks CD47 on the same targeted cancer cells.

“We are excited about this collaboration with Zymeworks that combines two promising next-generation anti-cancer agents, a HER2-targeted bispecific antibody with a CD47 blocker, to enhance their potential activity in treating patients with advanced breast cancer,” said Jaume Pons, Ph.D., Founder, President and Chief Executive Officer of ALX Oncology. “ALX148 was designed for safe use in combination to maximize clinical activity with a range of anti-cancer agents. This collaboration builds on the promising anti-tumor activity observed in clinical trials of ALX148 combined with a HER2-targeted therapy in patients with advanced HER2-positive gastric and gastroesophageal cancer.”

Zanidatamab is in advanced clinical development, actively enrolling a pivotal study in patients with previously-treated HER2 gene-amplified biliary tract cancer. In addition, five active Phase 2 programs are underway, and Zymeworks plans to initiate a second pivotal study for zanidatamab as first-line treatment for advanced HER2-positive gastroesophageal adenocarcinomas.

Phase 1 studies of ALX148 have been conducted in combination with tumor antigen targeted antibodies, a checkpoint inhibitor and chemotherapy. Preliminary results from ASPEN-01, the ALX148 Phase 1b study, were presented at the Society for Immunotherapy of Cancer’s 35th Anniversary Annual Meeting [abstract 404]. ALX148 displayed promising initial clinical activity in patients with solid tumors, including advanced HER2-positive gastric and gastroesophageal cancer where ALX148 was well tolerated in combination with an anti-HER2 specific antibody and chemotherapy with no maximum tolerated dose reached. ALX Oncology plans to continue the advancement of ALX148 as a potential treatment for a range of solid tumor indications and is currently also in development in patients with higher risk myelodysplastic syndromes (ASPEN-02).

About Zymeworks Inc.

Zymeworks is a clinical-stage biopharmaceutical company dedicated to the development of next-generation multifunctional biotherapeutics. Zymeworks’ suite of therapeutic platforms and its fully integrated drug development engine enable precise engineering of highly differentiated product candidates. Zymeworks’ lead clinical candidate, zanidatamab (ZW25), is a novel Azymetric™ bispecific antibody currently in a registration-enabling clinical trial for refractory HER2+ biliary tract cancer as well as several Phase 2 clinical trials for HER2+ gastroesophageal and breast cancers. Zymeworks’ second clinical candidate, ZW49, is a bispecific antibody-drug conjugate currently in Phase 1 clinical development and combines the unique design and antibody framework of zanidatamab with Zymeworks’ proprietary ZymeLink™ linker-cytotoxin. Zymeworks is also advancing a deep preclinical pipeline in oncology (including immuno-oncology agents) and other therapeutic areas. In addition, its therapeutic platforms are being leveraged through strategic partnerships with nine biopharmaceutical companies. For more information, visit www.zymeworks.com.

About ALX Oncology

ALX Oncology is a publicly traded, clinical-stage immuno-oncology company focused on helping patients fight cancer by developing therapies that block the CD47 checkpoint pathway and bridge the innate and adaptive immune system. ALX Oncology’s lead product candidate, ALX148, is a next generation CD47 blocking therapeutic that combines a high-affinity CD47 binding domain with an inactivated, proprietary Fc domain. ALX148 has demonstrated promising clinical responses across a range of hematologic and solid malignancies in combination with a number of leading anti-cancer agents. ALX Oncology intends to continue clinical development of ALX148 for the treatment of a range of solid tumor indications and myelodysplastic syndromes. For more information, please visit ALX Oncology’s website at www.alxoncology.com.

Zymeworks Cautionary Note Regarding Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, or collectively, forward-looking statements. Forward-looking statements in this press release include, but are not limited to, statements that relate to Zymeworks’ expectations regarding the beneficial characteristics, safety, and therapeutic effects of zanidatamab, its planned trials combining zanidatamab and ALX148, the potential benefits of that combination, and other information that is not historical information. When used herein, words such as “will”, “may”, “plan”, “potential”, and similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking. All forward-looking statements are based upon Zymeworks’ current expectations and various assumptions. Zymeworks believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Zymeworks may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of various factors, including, without limitation, market conditions and the factors described under “Risk Factors” in Zymeworks’ Quarterly Report on Form 10-Q for its quarter ended September 30, 2020 (a copy of which may be obtained at www.sec.gov and www.sedar.com). Consequently, forward-looking statements should be regarded solely as Zymeworks’ current plans, estimates and beliefs. Investors should not place undue reliance on forward-looking statements. Zymeworks cannot guarantee future results, events, levels of activity, performance or achievements. Zymeworks does not undertake and specifically declines any obligation to update, republish, or revise any forward-looking statements to reflect new information, future events, or circumstances or to reflect the occurrences of unanticipated events, except as may be required by law.

ALX Oncology Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements are based on ALX Oncology’s beliefs and assumptions and on information currently available to it on the date of this press release. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause its actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements. These statements include but are not limited to statements regarding ALX Oncology’s clinical pipeline and expectations regarding the beneficial characteristics, safety, efficacy and therapeutic effects of ALX148. These and other risks are described more fully in ALX Oncology’s filings with the Securities and Exchange Commission (“SEC”), including ALX Oncology’s Quarterly Report on Form 10-Q, filed with the SEC on November 12, 2020, and other documents that ALX Oncology subsequently files with the SEC from time to time. Except to the extent required by law, ALX Oncology undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Zymeworks Inc.

Investor Inquiries

Ryan Dercho, Ph.D.

(604) 678-1388

ir@zymeworks.com

Tiffany Tolmie

(604) 678-1388

ir@zymeworks.com

Media Inquiries

Mary Klem

(604) 678-1388

media@zymeworks.com

ALX Oncology

Investor Inquiries

Peter Garcia

Chief Financial Officer, ALX Oncology

(650) 466-7125 Ext. 113

peter@alxoncology.com

Argot Partners

(212)-600-1902

alx@argotpartners.com

Media Inquiries

Karen Sharma

MacDougall

(781) 235-3060

alx@macbiocom.com